UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

Harley-Davidson Motorcycle Trust 2012-1

(Exact name of Issuing Entity as specified in its charter)

Nevada	333-180185	38-7008893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                                              Entry Into a Material Definitive Agreement.

On July 17, 2012, the registrant and Harley-Davidson Credit Corp. entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2012-1 (the “Trust”) in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 and Class B (collectively, the “Offered Notes”).  The Trust will also issue Class C Notes which will not be sold to the Underwriters and instead will be acquired by the registrant or one of its affiliates.  The Offered Notes have an aggregate principal amount of $675,306,000.  The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-180185).  It is expected that the Offered Notes will be issued on or about July 25, 2012.

The description of the Underwriting Agreement set forth above is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.                                              Other Events.

The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated July 17, 2012, and a prospectus, dated July 12, 2012, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(1.1)                         Underwriting Agreement, dated July 17, 2012, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)                         Trust Agreement, dated July 10, 2012, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)                         Indenture, to be dated as of July 1, 2012, between the Harley-Davidson Motorcycle Trust 2012-1 and The Bank of New York Mellon Trust Company, N.A.

(5.1)                         Opinion of Foley & Lardner LLP, dated as of July 23, 2012, as to legality.

(8.1)                         Opinion of Foley & Lardner LLP, dated as of July 23, 2012, as to certain tax matters.

(10.1)                   Transfer and Sale Agreement, to be dated as of July 1, 2012, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)                   Sale and Servicing Agreement, to be dated as of July 1, 2012, among the Harley-Davidson Motorcycle Trust 2012-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)                   Administration Agreement, to be dated as of July 1, 2012, among the Harley-Davidson Motorcycle Trust 2012-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)                   Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: July 23, 2012	By:	/s/ James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated July 17, 2012

Exhibit
Number
(1.1)

Underwriting Agreement, dated July 17, 2012, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)	Trust Agreement, dated July 10, 2012, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)	Indenture, to be dated as of July 1, 2012, between the Harley-Davidson Motorcycle Trust 2012-1 and The Bank of New York Mellon Trust Company, N.A.

(5.1)	Opinion of Foley & Lardner LLP, dated as of July 23, 2012, as to legality.

(8.1)	Opinion of Foley & Lardner LLP, dated as of July 23, 2012, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, to be dated as of July 1, 2012, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)

Sale and Servicing Agreement, to be dated as of July 1, 2012, among the Harley-Davidson Motorcycle Trust 2012-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)

Administration Agreement, to be dated as of July 1, 2012, among the Harley-Davidson Motorcycle Trust 2012-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)	Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1)